Working capital	12 Months Ended
Jun. 30, 2020
Summary Of Additional Information About Working Capital [Abstract]
Working capital
14. Working capital

Accounting policies

Inventories are stated at the lower of cost and net realisable value. Cost includes raw materials, direct labour and expenses, an appropriate proportion of production and other overheads, but not borrowing costs. Cost is calculated at the weighted average cost incurred in acquiring inventories. Maturing inventories and raw materials which are retained for more than one year are classified as current assets, as they are expected to be realised in the normal operating cycle.

Trade and other receivables are initially recognised at fair value less transaction costs and subsequently carried at amortised cost less any allowance for discounts and doubtful debts. Trade receivables arise from contracts with customers, and are recognised when performance obligations are satisfied, and the consideration due is unconditional as only the passage of time is required before the payment is received. Allowance losses are calculated by reviewing lifetime expected credit losses using historic and forward-looking data on credit risk.

Trade and other payables are initially recognised at fair value including transaction costs and subsequently carried at amortised costs. Contingent consideration recognised in business combinations are subsequently measured at fair value through income statement. The group evaluates supplier arrangements against a number of indicators to assess if the liability has the characteristics of a trade payable or should be classified as borrowings. These indicators include whether payment terms are similar to customary payment terms.

Provisions are liabilities of uncertain timing or amount. A provision is recognised if, as a result of a past event, the group has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are calculated on a discounted basis. The carrying amounts of provisions are reviewed at each balance sheet date and adjusted to reflect the current best estimate.
(a) Inventories

	2020 £ million	2019 £ million
Raw materials and consumables	363	338
Work in progress	48	46
Maturing inventories	4,562	4,334
Finished goods and goods for resale	799	754
	5,772	5,472

Maturing inventories include whisk(e)y, rum, tequila and Chinese white spirits. The following amounts of inventories are expected to be utilised after more than one year:

	2020 £ million	2019 £ million
Raw materials and consumables	18	14
Maturing inventories	3,740	3,434
	3,758	3,448

Inventories are disclosed net of provisions for obsolescence, an analysis of which is as follows:

	2020 £ million	2019 £ million	2018 £ million
Balance at beginning of the year	63	71	88
Exchange differences	—	—	(2)
Income statement charge/(release)(i)	47	(3)	—
Utilised	(12)	(5)	(15)
	98	63	71

(i) Income statement charge in the year ended 30 June 2020 comprise £23 million exceptional charge due to Covid-19.
(b) Trade and other receivables

	2020		2019
	Current assets £ million	Non-current assets £ million	Current assets £ million	Non-current assets £ million
Trade receivables	1,498	—	2,173	—
Interest receivable	29	—	25	—
VAT recoverable and other prepaid taxes	192	13	132	14
Other receivables	210	31	141	31
Prepayments	157	2	202	8
Accrued income	25	—	21	—
	2,111	46	2,694	53

At 30 June 2020, approximately 16%, 28% and 14% of the group’s trade receivables of £1,498 million are due from counterparties based in the United Kingdom, the United States and India, respectively. Accrued income primarily represents amounts receivable from customers in respect of performance obligations satisfied but not yet invoiced.

The aged analysis of trade receivables, net of expected credit loss allowance, is as follows:

	2020 £ million	2019 £ million
Not overdue	1,379	2,083
Overdue 1 – 30 days	5	27
Overdue 31 – 60 days	23	21
Overdue 61 – 90 days	39	13
Overdue 91 – 180 days	39	15
Overdue more than 180 days	13	14
	1,498	2,173

Trade and other receivables are disclosed net of expected credit loss allowance for doubtful debts, an analysis of which is as follows:

	2020 £ million	2019 £ million	2018 £ million
Balance at beginning of the year	113	97	129
Exchange differences	(3)	3	(4)
Income statement charge	55	23	18
Written off	(5)	(10)	(46)
	160	113	97

Due to the global financial uncertainty arising from the Covid-19 pandemic, management has considered the elevated credit risk on trade and other receivables. In addition, certain balances (where there was an objective evidence of credit impairment) have been provided for on an individual basis. This has resulted in a charge of £55 million for impairment provisions recognised in the income statement, out of which £29 million expected credit loss allowance is directly in relation to the current difficult trading environment.
(c) Trade and other payables

	2020		2019
	Current liabilities £ million	Non-current liabilities £ million	Current liabilities £ million	Non-current liabilities £ million
Trade payables	1,333	—	1,694	—
Interest payable	152	—	127	—
Tax and social security excluding income tax	698	—	640	—
Other payables	420	175	565	222
Accruals	971	—	1,097	—
Deferred income	79	—	56	—
Dividend payable to non-controlling interests	30	—	23	—
	3,683	175	4,202	222

Interest payable at 30 June 2020 includes interest on non-derivative financial instruments of £148 million (2019 – £124 million). Deferred income represents amounts paid by customers in respect of performance obligations not yet satisfied. Non-current liabilities include £110 million (2019 - £153 million) in respect of the net present value of contingent consideration in respect of the acquisition of Casamigos.

The amount of contract liabilities recognised as revenue in the current year is £56 million (2019 – £37 million).

Together with the group’s partner banks supply chain financing (SCF) facilities are provided to our suppliers in certain countries. These arrangements enable suppliers to receive funding earlier than the invoice due date at their discretion and at their own cost. The group settles trade payables in accordance with agreed payment terms with the supplier. At 30 June 2020 the amount that has been subject to SCF and accounted for as trade payables was £309 million (2019 – £371 million).
(d) Provisions

	Thalidomide £ million	Other £ million	Total £ million
At 30 June 2019	209	207	416
Exchange differences	—	(3)	(3)
Provisions charged during the year	—	120	120
Provisions utilised during the year	(17)	(20)	(37)
Transfers to other payables	—	(27)	(27)
Unwinding of discounts	7	—	7
At 30 June 2020	199	277	476
Current liabilities	17	166	183
Non-current liabilities	182	111	293
	199	277	476

(a) Provisions have been established in respect of the discounted value of the group’s commitment to the UK and Australian Thalidomide Trusts. These provisions will be utilised over the period of the commitments up to 2037.

(b) The largest item in other provisions at 30 June 2020 is £81 million in respect of "Raising the Bar" programme. In June 2020 Diageo launched this two years global programme to support pubs and bars to welcome customers back and recover following the Covid-19 pandemic.